UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	September 16, 2009

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	Entry Into a Material Definitive Agreement

1.01

Indenture and Supplemental Indenture

On September 16, 2009, the Company entered into a base indenture dated September 16, 2009 (the “Base Indenture”) and a supplemental indenture dated September 16, 2009 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Company issued $57.5 million principal amount of its 5.5% convertible senior notes due 2014 (the “notes”) under the Indenture. The notes are the Company’s senior unsecured obligations and rank equally with any existing and future unsecured senior debt, and senior to any existing and future subordinated debt. The notes bear interest at 5.5% per year, which will accrue from September 16, 2009, and will be payable semiannually on April 1 and October 1 of each year, beginning on April 1, 2010. The notes will mature on October 1, 2014, unless earlier converted or purchased. The Company may not redeem the notes.

The notes may be converted into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at an initial conversion rate of 196.7052 shares of Common Stock per $1,000 principal amount of notes (approximately $5.08 per share of Common Stock), subject to adjustment as described in the Indenture.

If the Company undergoes certain types of fundamental changes prior to maturity, holders of the notes will have the right, at their option, to require the Company to purchase some or all of their notes at a repurchase price equal to 100% of the principal amount of the notes to be purchased, plus any accrued but unpaid interest to, but excluding, the fundamental change purchase date.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of covenants or other agreements in the Indenture; defaults in failure to pay certain other indebtedness; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is continuing under the Indenture, the Trustee or the holders of at least 25% in principal amount of the outstanding notes may declare the entire principal amount of and accrued interest on all the notes to be immediately due and payable.

The foregoing description of the notes, the Base Indenture and the Supplemental Indenture is only a summary and is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture and the notes, which are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Credit Agreement and Loan Agreement Amendments

On September 2, 2009, the Company entered into Amendment No. 7 to the Credit Agreement. The Credit Agreement was originally entered into on June 6, 2007 and was previously amended on April 25, 2008, October 31, 2008, December 5, 2008 and December 12, 2008, May 15, 2009 and June 8, 2009. The Credit Agreement was entered into among the Company, the Lenders Party thereto and JPMorgan Chase Bank, National Association as Administrative Agent and Collateral Agent, Citizens Bank of Massachusetts, HSBC Bank USA, National Association and Citibank, N.A. as Co-Syndication Agents (the “Credit Agreement”). Amendment No. 7, which became effective on September 16, 2009, was amended to allow the Company to issue senior unsecured indebtedness under the notes.

On September 2, 2009, the Company also entered into Amendment No 1 to the Loan Agreement among JP Morgan Chase Bank, National Association, as Administrative Agent and Collateral Agent and the Lenders party thereto. Amendment No. 1, which became effective on September 16, 2009, was amended to allow the Company to issue senior unsecured indebtedness under the notes.

The amendments to the Credit Agreement and the Loan Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 16, 2009, the Company issued $57.5 million aggregate principal amount of the notes in an underwritten public offering, which notes are governed by the Base Indenture and Supplemental Indenture.

Additional information included in Item 1.01 above regarding the notes is incorporated by reference into this Item 2.03, and the foregoing description of the notes is qualified in its entirety by reference to the Base Indenture, Supplemental Indenture and the notes.

8.01	Other Events

On September 16, 2009, the Company issued a press release announcing the completion of its common stock and convertible note offering. A copy of the press release is filed as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	4.1	Indenture, dated September 16, 2009, by and between The Bank of New York Mellon Trust Company, N.A., as trustee.
	4.2	Supplemental Indenture, dated September 16, 2009, by and between The Bank of New York Mellon Trust Company, N.A., as trustee.
	4.3	Form of 5.50% Convertible Senior Note due 2014 (included in Exhibit 4.2).
	5.1	Opinion of Shearman & Sterling LLP.
	10.1	Amendment No. 7 to the Credit Agreement, dated as of September 2, 2009, by and among the Company, the Lenders Party thereto and JPMorgan Chase Bank, National Association as Administrative Agent and Collateral Agent, amending that certain Credit Agreement, dated as of June 6, 2007.
	10.2	Amendment No. 1 to the Loan Agreement, dated as of September 2, 2009, by and among JP Morgan Chase Bank, National Association, as Administrative Agent and Collateral Agent, amending that certain Loan Agreement, dated as of June 8, 2009.
	23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).
	99.1	Press Release dated September 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE	September 16, 2009	BY	/s/ Richelle E. Burr
Richelle E. Burr
Vice President, Associate General Counsel

PHOTRONICS, INC.

Exhibit	Description
4.1	Indenture, dated September 16, 2009, by and between The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2	Supplemental Indenture, dated September 16, 2009, by and between The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Form of 5.50% Convertible Senior Note due 2014 (included in Exhibit 4.2).
5.1	Opinion of Shearman & Sterling LLP.
10.1	Amendment No. 7 to the Credit Agreement, dated as of September 2, 2009, by and among the Company, the Lenders Party thereto and JPMorgan Chase Bank, National Association as Administrative Agent and Collateral Agent, amending that certain Credit Agreement, dated as of June 6, 2007.
10.2	Amendment No. 1 to the Loan Agreement, dated as of September 2, 2009, by and among JP Morgan Chase Bank, National Association, as Administrative Agent and Collateral Agent, amending that certain Loan Agreement, dated as of June 8, 2009.
23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).
99.1	Press Release dated September 16, 2009